UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908               20-1195343
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(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)         Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York              10017
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    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 17, 2007, Rand Logistics, Inc. (the "Registrant") awarded 130,000 shares of its common stock, par value $.0001 per share, to Laurence Levy, its Chairman and Chief Executive Officer, and 85,000 shares of its common stock to Edward Levy, its President. The shares of common stock awarded (the "Restricted Shares") were not registered under the Securities Act of 1933 and constitute "restricted securities" within the meaning of the Act. The Restricted Shares were awarded pursuant to Restricted Share Award Agreements (the "Award Agreements"), dated January 17, 2007, copies of which are attached hereto as Exhibits 10.1 and 10.2, and which are incorporate by reference herein.

      Pursuant to the Award Agreements: 44% of the Restricted Shares vested on the date of the award; 6% of the Restricted Shares will vest on March 31, 2007; 25% of the Restricted Shares will vest on March 31, 2008; and 25% of the Restricted Shares will vest on March 31, 2009. However, in order to facilitate the Registrant's federal and state tax withholding obligations in respect of the Restricted Stock awards, the Restricted Shares which vest on the date of the award will be withheld by the Registrant.

      If the recipient's employment with the Registrant is terminated for "cause" as defined in the Award Agreements, or the recipient terminates his employment with the Registrant without "good reason" as defined in the Award Agreements, any Restricted Shares not vested prior to the date of any such termination shall immediately be canceled, with any rights or interests in and with respect to such Restricted Shares forfeited. The Registrant may, at its sole discretion, determine, prior to or within ninety days after the date of any such termination, that all or a portion of such unvested Restricted Shares shall not be so canceled and forfeited.

      If the recipient's employment with the Registrant is terminated by the Registrant without cause, by the recipient for good reason, or as a result of death or permanent disability, 100% of the Restricted Shares awarded pursuant to the applicable Award Agreement shall become fully vested as of the date of such termination.

      In the event of a "change of control" of the Registrant as defined in the Award Agreements, all restrictions, terms and conditions applicable to the Restricted Shares shall be deemed lapsed and satisfied as of the date of such change of control.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      The information contained in Item 1.01 above is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 Restricted Share Award Agreement between Rand Logistics, Inc, and Laurence Levy, dated January 17, 2007.

Exhibit 10.2 Restricted Share Award Agreement between Rand Logistics, Inc, and Edward Levy, dated January 17, 2007.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAND LOGISTICS, INC.


Date: January 17, 2007                      By: /s/ Joseph W. McHugh, Jr.
                                                --------------------------------
                                            Name:  Joseph W. McHugh, Jr.
                                            Title: Chief Financial Officer